UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 2, 2016

Life Storage, Inc. Life Storage LP

(Exact Name of Registrant as Specified in Charter)

Maryland (Life Storage, Inc.) Delaware (Life Storage LP)	1-13820 0-24071	16-1194043 16-1481551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6467 Main Street Williamsville, N.Y.	14221
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 633-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 2, 2016, Life Storage, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2016.  A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, unless expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits

      (d)   Exhibits

            99.1    Press Release dated November 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE STORAGE, INC.
(Registrant)

Date: November 2, 2016
	By:	/s/ Andrew J. Gregoire
Andrew J. Gregoire,
Chief Financial Officer

LIFE STORAGE LP
(Registrant)

Date: November 2, 2016
	By:	/s/ Andrew J. Gregoire
Andrew J. Gregoire,
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release dated November 2, 2016